UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

Global Arena Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49819	33-0931599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue

New York, NY 10017

(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 508-4700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Global Arena Holding, Inc. (the “Company”) on January 7, 2013 (the “Original 8-K”), on December 31, 2012, the Company and its wholly owned subsidiary, Global Arena Investment Management, LLC (“GAIM”) entered into a securities purchase agreement (the “Purchase Agreement”) with FireRock Capital, Inc. (“Firerock”), pursuant to which FireRock purchased 714,286 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), and membership interests representing 25% of GAIM (the “Membership Interests”), which are currently owned by the registrant for gross proceeds of $250,000.

As previously reported in the Original 8-K, the Purchase Agreement provides that on or before the later of (i) such time as FireRock has completed due diligence to its satisfaction, which shall be completed no later than January 22, 2013, or (ii) such time as the Company has obtained any and all required regulatory approvals to effectuate the transfer of the membership interests, FireRock may opt, at its discretion, to sell back to the Company the membership interests and 428,571 of the shares of common stock for a total of $150,000. Upon notice of the desire to exercise the repurchase right, the registrant shall have thirty (30) days to make this payment.

On January 22, 2013, the Company, GAIM and Firerock entered into Amendment No. 1 to Securities Purchase Agreement (the “Amendment”), pursuant to which they agreed to extend the date by which the Purchaser has to complete its due diligence to February 5, 2013.  The remaining terms and conditions of the Purchase Agreement remained unmodified and in full force and effect.

The descriptions of certain terms of the Purchase Agreement and Amendment set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the Purchase Agreement, a copy of which was attached as Exhibit 10 to the Original 8-K, and Amendment, a copy of which is attached as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1

 Securities Purchase Agreement dated December 31, 2012 between Global Arena Holding, Inc., Global Arena Investment Management, LLC, and Fire Rock Capital, Inc. incorporated by reference to Form 8-K filed January 7, 2013.

Exhibit 10.2

Amendment 1 to Securities Purchase Agreement dated January 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

Dated: January 25, 2013

/s/Joshua Winkler

Joshua Winkler

Chief Executive Officer

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